            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference into the accompanying
Registration Statement on Form S-8 for SkyWay Communications Holding
Corporation, of our report dated July 18, 2003, relating to the financial statements of Sky Way Aircraft Inc. for the year ended April 30, 2003.

PRITCHETT, SILER & HARDY, P.C.

Salt Lake City, Utah
January 18, 2005